Exhibit 99.1

FOR IMMEDIATE RELEASE

Group 1 Automotive Supports National Automobile Dealers Association’s Proposed Enhancements to Automotive Lending Practices

HOUSTON, Jan. 24, 2014 — Group 1 Automotive, Inc. (NYSE: GPI), an international, Fortune 500 automotive retailer, commented today on the National Automotive Dealer Association’s (NADA) proposed process enhancements to automotive lending practices in U.S. automotive dealerships.

“We commend NADA for its efforts in proposing enhancements to automotive lending practices that are intended to address concerns the new Consumer Finance Protection Bureau (CFPB) has raised about potential unequal treatment of customers while, at the same time, maintaining the traditional strengths of dealer-assisted automotive financing which provides customers with low cost, efficient access to credit to finance their vehicle purchases,” said Pete DeLongchamps, Group 1’s vice-president of manufacturer relations, public affairs, and financial services. “While we continue to question the assertion that there has been disparate treatment of customers, we welcome the proposed process improvements as additional steps to further assure all of our customers are treated in a fair and consistent manner.”

NADA’s proposed process recommends each dealer establish a standard interest-rate charge to consumers and only adjust this charge for a consistent set of reasons. Group 1 believes these proposed changes will further improve transparency and better document compliance with fair credit laws, while continuing to provide the required flexibility to ensure customers have efficient access to competitively priced credit for vehicle purchases. Group 1 is in the process of studying the recommendations and intends to implement them as soon as practical across its entire U.S. dealer network.

About Group 1 Automotive, Inc.
Group 1 owns and operates 150 automotive dealerships, 190 franchises, and 37 collision centers in the United States, the United Kingdom and Brazil that offer 34 brands of automobiles. Through its dealerships, the Company sells new and used cars and light trucks; arranges related vehicle financing, service and insurance contracts; provides automotive maintenance and repair services; and sells vehicle parts.

Group 1 Automotive can be reached on the Internet at www.group1auto.com.
This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, which are statements related to future, not past, events and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. In this context, the forward-looking statements often include statements regarding our goals, plans, projections and guidance regarding our financial position, results of operations, market position, pending and potential future acquisitions and business strategy, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “should,” “foresee,” “may” or “will” and similar expressions. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. Any such forward-looking statements are not assurances of future performance and involve risks and uncertainties that may cause actual results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, (a) general economic and business conditions, (b) the level of manufacturer incentives, (c) the future regulatory environment, (d) our ability to obtain an inventory of desirable new and used vehicles, (e) our relationship with our automobile manufacturers and the willingness of manufacturers to approve future acquisitions, (f) our cost of financing and the availability of credit for consumers, (g) our ability to complete acquisitions and dispositions and the risks associated therewith, (h) foreign exchange controls and currency fluctuations, and (i) our ability to retain key personnel. For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see our filings with the SEC, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

Investor contacts:
Sheila Roth
Manager, Investor Relations
Group 1 Automotive, Inc.
713-647-5741 | sroth@group1auto.com

Media contacts:
Pete DeLongchamps
V.P. Manufacturer Relations and Public Affairs
Group 1 Automotive, Inc.
713-647-5770 | pdelongchamps@group1auto.com
or
Clint Woods
Pierpont Communications, Inc.
713-627-2223 | cwoods@piercom.com